SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                March 2, 2005
                                -------------
                                Date of Report
                       (Date of Earliest Event Reported)

                       PHILADELPHIA MORTGAGE CORPORATION
                       ----------------------------------
       (Exact Name of Registrant as Specified in its Charter)

      Nevada                      000-50968                 20-1667449
      ------                      ----------                ----------
  (State or other           (Commission File No.)     (IRS Employer I.D. No.)
   Jurisdiction)

                           2059 E. Royal Harvest Way
                           Salt Lake City, Utah 84121
                           --------------------------
                     (Address of Principal Executive Offices)

                                (801)557-9470
                                --------------
                         Registrant's Telephone Number

                                     N/A
                                     ---
        (Former Name or Former Address if changed Since Last Report)

Item 7.01 Regulation FD Disclosure

     See Exhibit 99, Press Release dated March 2, 2005, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

        99                       Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.








                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHILADELPHIA MORTGAGE CORPORATION


Date: 03-02-05                        /s/ Quinton Hamilton
      --------                        -------------------
                                      Quinton Hamilton
                                      President